SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

Form 8-K

Current Report

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  May 25, 1995

SONAT INC.
(Exact name of registrant as specified in its charter)

Delaware                       1-7179                          63-0647939
(State of                     (Commission                    (IRS Employer
Incorporation)                File Number)                  Identification
                                                                 No.)

AmSouth-Sonat Tower
Birmingham, Alabama                                                    35203
(Address of Principal Executive Offices)                            (Zip Code)

Registrants's telephone number, including area code:
205-325-3800

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Item 5.           Other events


On May 25, 1995, Sonat Inc. announced its intention to dispose of certain assets and securities as described more fully on Exhibit 99 filed herewith, which is incorporated herein by reference.

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                                       SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     SONAT INC.




                                        By   James A. Rubright
                                             James A. Rubright
                                            Senior Vice President and
                                                General Counsel

Dated:            June 5, 1995

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                                     EXHIBIT INDEX


Exhibit
No.      Exhibit

Ex. 99            Press Release of Sonat Inc. dated May 25, 1995

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